FORM OF LINE OF CREDIT NOTE


$1,500,000                                                  September __, 1997
                                                            New York, New York


            SONICS & MATERIALS, INC., a Delaware corporation (the "Company"), for value received, hereby promise to pay to the order of BROWN BROTHERS HARRIMAN & CO. (the "Lender") the principal amount of ONE MILLION FIVE HUNDRED THOUSAND DOLLARS ($1,500,000) or, if less, the unpaid principal amount of the Lender's Line of Credit outstanding under the Credit Agreement referred to below on the dates and in the amounts provided in the Credit Agreement. The Company also promises to pay interest on the unpaid principal amount hereof from time to time outstanding at such rate and on such dates as are determined pursuant to the Credit Agreement. The Company also promises to pay interest on the unpaid principal amount hereof from time to time outstanding at such rate and on such dates as are determined pursuant to the Credit Agreement. All such principal and interest shall be payable in lawful money of the United States of America in same day funds at the office of the Lender.

            This Note is the Line of Credit Note referred to in the Credit Agreement dated of even date herewith (the "Credit Agreement") between the Company and the Lender and is entitled to the benefits thereof. Capitalized terms used but not defined herein have the meanings specified in the Credit Agreement.

            The date and amounts of each Advance under the Line of Credit and each repayment and prepayment of principal thereof, may be endorsed by the Lender on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof. The failure to make or any error in making any such endorsement shall not limit, extinguish or in any way modify the Company's obligations under the Credit Agreement or this Note, including, without limitation, the obligation of the Company to repay the Lenders's Line of Credit, together with interest thereon, strictly in accordance with the terms of the Credit Agreement and this Note.

            This Note is subject to prepayment and its maturity is subject to acceleration upon the terms provided in the Credit Agreement.

            The Company hereby waives presentment, demand, protect or notice of any kind in connection with this Note.

            THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                              SONICS & MATERIALS, INC.


                              By:   __________________________________-
                                    Name:
                                    Title:

                                   Schedule


            Principal         Payments or
Date        Amount            Prepayments of          Balance     Notation
of Loan     of Loan           Principal                     Outstanding Made
By

                              LINE OF CREDIT NOTE


$1,500,000                                                  September __, 1997
                                                            New York, New York


            SONICS & MATERIALS, INC., a Delaware corporation (the "Company"), for value received, hereby promise to pay to the order of BROWN BROTHERS HARRIMAN & CO. (the "Lender") the principal amount of ONE MILLION FIVE HUNDRED THOUSAND DOLLARS ($1,500,000) or, if less, the unpaid principal amount of the Lender's Line of Credit outstanding under the Credit Agreement referred to below on the dates and in the amounts provided in the Credit Agreement. The Company also promises to pay interest on the unpaid principal amount hereof from time to time outstanding at such rate and on such dates as are determined pursuant to the Credit Agreement. The Company also promises to pay interest on the unpaid principal amount hereof from time to time outstanding at such rate and on such dates as are determined pursuant to the Credit Agreement. All such principal and interest shall be payable in lawful money of the United States of America in same day funds at the office of the Lender.

            This Note is the Line of Credit Note referred to in the Credit Agreement dated of even date herewith (the "Credit Agreement") between the Company and the Lender and is entitled to the benefits thereof. Capitalized terms used but not defined herein have the meanings specified in the Credit Agreement.

            The date and amounts of each Advance under the Line of Credit and each repayment and prepayment of principal thereof, may be endorsed by the Lender on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof. The failure to make or any error in making any such endorsement shall not limit, extinguish or in any way modify the Company's obligations under the Credit Agreement or this Note, including, without limitation, the obligation of the Company to repay the Lenders's Line of Credit, together with interest thereon, strictly in accordance with the terms of the Credit Agreement and this Note.

            This Note is subject to prepayment and its maturity is subject to acceleration upon the terms provided in the Credit Agreement.

            The Company hereby waives presentment, demand, protect or notice of any kind in connection with this Note.

            THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                              SONICS & MATERIALS, INC.


                              By:   __________________________________-
                                    Name:
                                    Title:

                                   Schedule


            Principal         Payments or
Date        Amount            Prepayments of          Balance     Notation
of Loan     of Loan           Principal                     Outstanding Made
By